Exhibit 10.7

CAPITOL ACQUISITION CORP. III

509 7th Street, N.W.

Washington, D.C. 20004

October 13, 2015

Venturehouse Group, LLC

509 7th Street, N.W.

Washington, D.C. 20004

Dryden Capital Management, LLC

305 West Pennsylvania Avenue

Towson, MD 21204

Ladies and Gentlemen:

This letter will confirm our agreement that, commencing on the effective date (the “Effective Date”) of the registration statement (the “Registration Statement”) for the initial public offering (the “IPO”) of the securities of Capitol Acquisition Corp. III (the “Company”) and continuing until the earlier of (i) the consummation by the Company of an initial business combination or (ii) the Company’s liquidation (in each case as described in the Registration Statement) (such earlier date hereinafter referred to as the “Termination Date”), Venturehouse Group, LLC and Dryden Capital Management, LLC shall make available to the Company certain office space and administrative and support services as may be required by the Company from time to time, situated at 509 7th Street, N.W., Washington, D.C. 20004 (or any successor location) and 305 West Pennsylvania Avenue, Towson, Maryland 21204 (or any successor location), respectively. In exchange therefore, the Company shall pay Venturehouse Group, LLC and Dryden Capital Management, LLC the sum of $7,500 per month and $2,500 per month, respectively, on the Effective Date and continuing monthly thereafter until the Termination Date. Each of Venturehouse Group, LLC and Dryden Capital Management, LLC hereby agrees that it does not have any right, title, interest or claim of any kind in or to any monies that may be set aside in a trust account (the “Trust Account”) that may be established upon the consummation of the IPO (the “Claim”) and hereby waives any Claim it may have in the future as a result of, or arising out of, any negotiations, contracts or agreements with the Company and will not seek recourse against the Trust Account for any reason whatsoever.

Very truly yours,

CAPITOL ACQUISITION CORP. III

By:	/s/ L. Dyson Dryden
Name: L. Dyson Dryden
Title: Chief Financial Officer

AGREED TO AND ACCEPTED BY:

VENTUREHOUSE GROUP, LLC

By:	/s/ Mark D. Ein
Name: Mark D. Ein
Title: Chief Executive Officer

DRYDEN CAPITAL MANAGEMENT, LLC

By:	L. Dyson Dryden
Name: L. Dyson Dryden
Title: Member